UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

Lumos Networks Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35180	80-0697274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lumos Plaza, P.O. Box 1068, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 8, 2017, Lumos Networks Corp. (the “Company”) issued a revised press release announcing its results of operations and financial condition for the year ended December 31, 2016 to reflect a correction of 2015 amounts in the Condensed Consolidated Statement of Cash Flows in the Cash Flows from Financing Activities section due to a table alignment error.

A copy of the revised press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Exhibit 99.1 to this Current Report on Form 8-K includes a reference to a certain definitive agreement dated February 18, 2017 under which the Company will be acquired by EQT Infrastructure (“the Merger Agreement”). The Company filed a Current Report on Form 8-K dated February 20, 2017 with a copy of a press release issued by the Company announcing the Merger Agreement, which is incorporated by reference herein.

On February 22, 2017, the Company filed a Current Report on Form 8-K including information required by Item 1.01 and a copy of the Merger Agreement, which is also incorporated by reference herein.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company will hold a special meeting to obtain shareholder approval in connection with the proposed transaction and will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials in connection with the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders and will contain important information about the proposed transaction and related matters. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company on the Company’s website at www.lumosnetworks.com or by contacting investor relations at davisw@lumosnetworks.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Certain Information Regarding Participants

The Company and its directors, executive officers and other persons, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, is set forth in the materials filed by the Company with the SEC, including in the Company’s definitive proxy statement filed with the SEC on March 15, 2016, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Lumos Networks Corp. dated March 7, 2017 (Revised)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2017

LUMOS NETWORKS CORP.

By:	/s/ Johan G. Broekhuysen
Johan G. Broekhuysen Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Lumos Networks Corp. dated March 7, 2017 (Revised)

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